UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2011

ROCHESTER MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-18933	41-1613227
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Rochester Medical Drive, Stewartville, MN	55976
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (507) 533-9600

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
The following information is being “furnished” in accordance with General Instruction B.2 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Furnished herewith as Exhibit 99.1 and incorporated by reference herein is a copy of presentation materials prepared by Rochester Medical Corporation for use at investor conferences.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
Reference is made to the Exhibit Index hereto with respect to the exhibits furnished herewith. The exhibits listed in the Exhibit Index hereto are being “furnished” in accordance with General Instruction B.2 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: September 8, 2011

ROCHESTER MEDICAL CORPORATION
By:	/s/ David A. Jonas
David A. Jonas
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation materials prepared by Rochester Medical Corporation